HOME FEDERAL CORPORATION
                      122-128 West Washington Street
                        Hagerstown, Maryland  21740
                              (301) 733-6300



                        NOTICE OF ANNUAL MEETING

                      To Be Held on April 25, 1995



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Home Federal Corporation, Hagerstown, Maryland (HFC or the Company), will be held at the Sheraton Inn, 1910 Dual Highway, Hagerstown, Maryland 21740, on Tuesday, April 25, 1995 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect two directors for a term of five years and until their successors have been elected and qualified;

     (2) To ratify the appointment of Smith Elliott Kearns & Company as the Company's independent auditors for the year ending December 31, 1995; and

     (3) To transact such other business as may properly come before the meeting. Except for procedural matters incident to the conduct of the meeting, the Board is not aware of any other business which may properly come before the meeting.

     Stockholders of record of the Company at the close of business on March 17, 1995 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                  By Order of the Board of Directors




                                  Richard W. Phoebus, Sr.
                                  President and Chief Executive Officer

Hagerstown, Maryland
April 1, 1995


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEROF.





                         HOME FEDERAL CORPORATION
                      122-128 West Washington Street
                        Hagerstown, Maryland 21740
                              (301) 733-6300

                      _______________________________

                              PROXY STATEMENT
                      _______________________________

                      ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share (Common Stock) of Home Federal Corporation (HFC or the Company) in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Stockholders (Annual Meeting) to be held at the Sheraton Inn, 1910 Dual Highway, Hagerstown, Maryland 21740, on Tuesday, April 25, 1995 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is expected to be mailed to stockholders on or about April 1, 1995.

     HFC is a Maryland corporation and the savings and loan holding company of Home Federal Savings Bank, Hagerstown, Maryland (Home Federal or the Bank). The principal asset of the Company presently consists of all the issued and outstanding capital stock of the Bank.

     Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Celia S. Ausherman, Secretary, Home Federal Corporation, 122-128 West Washington Street, Hagerstown, Maryland 21740), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


            VOTING SECURITIES AND BENEFICIAL OWNERSHIP THEREOF

     Only stockholders of record at the close of business on March 17, 1995 (Voting Record Date) are entitled to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 2,519,010 shares of Common Stock of the Company outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on each matter properly presented thereat.

     The following table sets forth information with respect to the beneficial ownership of the Common Stock by the only persons or entities known to the Company to be the beneficial owners of 5% or more of the Common Stock and by all directors and officers of the Company as a group.


Name and Address             Common Stock Beneficially         Percent of
of Beneficial Owner          Owned as of March 17, 1995(1)     Common Stock

Lois S. Harrison             157,275(2)                         6.2
12835 Fountain Head Road
Hagerstown, Maryland 21742


Directors and officers       239,378(3)                         9.4
as a group (20 persons)

__________________

(1) Based upon information provided by the respective beneficial owners and filings made with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act). Under Section
      16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the SEC, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers in 1994, with the exception of filings by Mrs. Harrison, who made one late filing to report transactions by her spouse's profit sharing plans.

(2) Mrs. Harrison disclaims beneficial ownership of 38,181 shares included herein which are owned individually by her spouse and 101,565 shares included herein which are held in her spouse's profit sharing plans.

(3) The number of shares shown for all directors and officers as a group includes ownership of options for 21,934 shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options under the Company's Key Employee
      Stock Compensation Program and 1988 Stock Option and Stock Appreciation
      Rights Plan. For information with respect to beneficial ownership of the Common Stock by individual directors, see Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive
      Officers below.

            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
           DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

     The Bylaws of the Company presently provide that the Board of Directors shall consist of not less than seven nor more than 15 members. The Articles of Incorporation and Bylaws of the Company provide that the Board of Directors shall be divided into five classes as nearly equal in number as possible with the members of each class to be elected for a term of five years and until their successors are elected and qualified. One class of directors is to be elected annually. The exact number of directors is established by Board resolution and is currently set at eight.

     The nominees for election at this meeting have previously served as directors of the Company. There are no arrangements or understandings between the Company and any person pursuant to which such person has been nominated or appointed as a director. No director or officer is related to any other director or officer of the Company by blood, marriage or adoption.

The Nominees

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors, as proxies, will nominate and vote for the replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below might be unavailable to serve. The nominees for director will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote.


                      Nominees for Terms Expiring in 2000
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 17, 1995(2)
Name                    Age  Past Five Years     Since(1)  Amount    Percentage

Richard M. Phoebus, Sr. 56   President, Chief    1981      25,453(3) 1.0%
                             Executive Officer
                             and Director of the
                             Company since 1987;
                             President, Chief
                             Executive Officer
                             and Director of the
                             Bank since 1981.

Salvatore M. Savino     51   Vice President and  1989      4,723(4)  *
                             Treasurer, Chief
                             Financial Officer
                             of the Company
                             since 1987; Senior
                             Vice President and
                             Treasurer, Chief
                             Financial Officer
                             of the Bank since
                             1983.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS
DIRECTORS.

Members of the Board of Directors Continuing in Office

                     Directors Whose Terms Expire in 1996
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 17, 1995(2)
Name                    Age  Past Five Years     Since(1)  Amount    Percentage

Howard B. Bowen         43   President of Ewing  1984      15,080    *
                             Oil Co., a local
                             petroleum
                             distributor, since
                             1989.

William H. Gelbach, Jr. 74   Consultant for the  1988      6,808(5)  *
                             Company and the
                             Bank; President of
                             Waynesboro Savings
                             from 1981 until
                             acquired by the Bank
                             in October 1988.

                     Directors Whose Terms Expire in 1997
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 17, 1995(2)
Name                    Age  Past Five Years     Since(1)  Amount    Percentage

J. Franklin Shank       69   Realtor, Coldwell   1971      1,130(6)  *
                             Banker, since 1988.

John J. McElwee, Jr.    44   Vice President,     1991      1,750     *
                             Corporate and
                             Government Services
                             of Washington
                             County Hospital
                             Association,
                             Hagerstown, Maryland,
                             an acute care hospital,
                             since 1979; President
                             and Chief Executive
                             Officer of Antietam
                             Health Services, Inc.,
                             Hagerstown, Maryland,
                             a diversified health
                             care provider, since
                             1985.

                      Director Whose Term Expires in 1998
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 17, 1995(2)
Name                    Age  Past Five Years     Since(1)  Amount    Percentage

Benjamin F. Kunkleman   71   Chairman of the     1979      7,734(6)  *
                             Board since March
                             1990; Retired
                             President, Maryland
                             Classics, Inc.,
                             Hagerstown, Maryland,
                             a furniture
                             manufacturer, from
                             1988 to 1994.

                      Director Whose Terms Expire in 1999
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 17, 1995(2)
Name                    Age  Past Five Years     Since(1)  Amount    Percentage

Lois S. Harrison        69   Trustee, Board of   1984      157,275   6.2%
                             Trustees, of Hood
                             College, Frederick,
                             Maryland.
____________________

*Represents less than 1% of the outstanding Common Stock.

(1) Includes term as a director of the Bank. All directors of the Company currently serve as directors of the Bank.

(2) Information with respect to directors was furnished by the respective directors. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days of the Voting Record Date.

(3) Includes 118 shares owned by Mr. Phoebus' children and currently exercisable options to purchase 6,959 shares.

(4) Includes 1,855 shares owned jointly with Mr. Savino's spouse and currently exercisable options to purchase 2,868 shares.

(5) Includes 835 shares owned by Mr. Gelbach's spouse and currently exercisable options to purchase 4,882 shares.

(6)   All shares are owned jointly with the individual's spouse.

(7) Mrs. Harrison disclaims beneficial ownership of 38,181 shares included herein which are owned individually by her spouse and 101,565 shares included herein which are held in her spouse's profit sharing plans.


Stockholder Nominations

     Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by the Board or a committee appointed by the Board, to be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination must set forth certain information specified in the Company's Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Company's Bylaws.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the executive officers of the Company and the Bank who are not directors of the Company. Other than pursuant to employment agreements with the Company's President and Chief Executive Officer, Richard W. Phoebus, Sr. and the Company's Vice President, Treasurer and Chief Financial Officer, Salvatore M. Savino, there are no arrangements or understandings between the Company and any person pursuant to which such person has been appointed an executive officer. No executive officer is related to any other executive officer or director of the Company by blood, marriage or adoption.

     Celia S. Ausherman (age 58) - Ms. Ausherman is Vice President and Secretary of the Company and Senior Vice President, Secretary and Chief Retail Banking Officer of Home Federal. Ms. Ausherman has been employed by Home Federal since 1954.

     Steven G. Hull (age 37) - Mr. Hull has served as Senior Vice President, Special Assets since November 1990. Prior to November 1990, Mr. Hull served as Senior Vice President and Chief Lending Officer of Home Federal and General Counsel from May 1988 to April 1989. Prior thereto, Mr. Hull was an attorney with the law firm of Smith, Somerville & Case, Baltimore, Maryland.

Board Meetings and Committees

     During the year ended December 31, 1994, the Board of Directors of the Company met 14 times. No director attended fewer than 75% of the meetings of the Company's Board of Directors held during 1994.

     The Board of Directors of the Bank meets monthly and may have additional special meetings. During the year ended December 31, 1994, the Board met 14 times. No director attended fewer than 75% in the aggregate of both the total number of Board meetings held during 1994 and the total number of meetings held by committees on which he or she served during the year. The Board of Directors of the Bank has standing executive, audit and personnel committees.

     The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Bank between Board meetings except as otherwise provided in the Bank's Bylaws. The members of the Executive Committee are Messrs. Phoebus, Bowen, Kunkleman and McElwee and Mrs. Harrison. The Executive Committee met seven times during the year ended December 31, 1994.

     The Audit Committee reviews and accepts reports prepared by the Bank's independent auditors and reviews the Bank's internal audit procedures. The members of the Audit Committee are Messrs. Kunkleman, Gelbach, McElwee and Shank. The Audit committee met seven times during the year ended December 31, 1994.

     The Personnel Committee reviews salaries and benefits of the Bank's employees and makes recommendations to the Board of Directors regarding compensation. The members of the Personnel Committee are Messrs. Kunkleman and Shank and Mrs. Harrison. The Personnel Committee met two times during the year ended December 31, 1994.


                            MANAGEMENT REMUNERATION

Executive Compensation

     Summary Compensation Table. The Summary Compensation Table below includes individual compensation information on the Chief Executive Officer, who is the only executive officer of the Company and its subsidiaries whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended December 31, 1994, 1993 and 1992.

Name and                         Annual             Long Term      All Other
Principal Position        Year   Compensation       Compensation   Compensation
                                 Salary     Bonus   Options

Richard W. Phoebus, Sr.   1994   $105,911   $ ---   $ ---          $8,545(1)
President and Chief       1993   105,911     ---     ---           6,658(2)
  Executive Officer       1992   105,911     ---     ---           576(3)


(1) Consists of insurance premiums paid by the Bank with respect to term life insurance for the benefit of Mr. Phoebus as well as the Bank's contributions pursuant to its retirement savings plan on behalf of Mr.
      Phoebus. Does not include amounts attributable to other miscellaneous benefits received by Mr. Phoebus, incuding the use of an automobile owned by the Bank along with the payment of operating expenses and liability insurance for such automobile. In the opinion of management of the Company, the cost to the Company and the Bank of providing such benefits to the President during the year ended December 31, 1994 did not exceed the lesser of $50,000 or 10% of the officer's cash compensation.

(2) Consists of insurance premiums paid by the Bank with respect to term life insurance for the benefit of Mr. Phoebus as well as the Bank's contributions pursuant to its retirement savings plan on behalf of Mr.
      Phoebus.

(3)   Consists of insurance premiums paid by the Bank for the benefit of Mr.
      Phoebus.


     Fiscal Year and Fiscal Year-End Option Values. No options were granted or exercised during 1994. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto.

                                                      Value of Unexercised
                         Number of Unexercised        in the Money Options
Name                     Options at Fiscal Year End   Fiscal Year End
                         Exercisable  Unexercisable   Exercisable  Unexercisable

Richard W. Phoebus, Sr.  6,959        -0-             -0-          -0-


Compensation of Directors

     Directors of the Company receive no fees for attending Board of Directors meetings of the Company. Directors of the Bank receive a fee of $100 per Board meeting attended. In addition, members of the Bank's committees receive a fee of $50 per committee meeting attended. Mr. Phoebus and Mr. Savino do not receive any fees for attending the Bank's Board or committee meetings. The Bank maintains a director's deferred compensation program pursuant to which directors of the Bank may elect to defer their fees in order to provide retirement benefits.

Employment Agreements

     On February 10, 1984, the Bank entered into a three-year employment agreement with Salvatore M. Savino, the Bank's Senior Vice President and Treasurer, Chief Financial Officer which is renewed automatically for successive terms of one year each, unless the Board of Directors of the Bank or Mr. Savino gives contrary written notice to the other not less than 60 days in advance of the date the agreement would otherwise terminate.

     On July 1, 1986, the Bank entered into a five-year employment agreement with Richard W. Phoebus, Sr., the Bank's President and Chief Executive Officer. The term of the agreement with Mr. Phoebus provides that it shall be extended automatically for an additional one year term on the second anniversary of the initial date of the agreement and each annual anniversary thereafter unless the agreement is terminated pursuant to its terms. The Board of Directors of the Bank, in its sole discretion, may terminate Mr. Phoebus' employment under the Agreement by giving not less than 30 days' notice.

     On March 17, 1988, the Board of Directors of the Company elected to join with the Bank in its obligations under these agreements and amendments to such agreements reflecting the foregoing were subsequently executed by the Company, the Bank and Messrs. Phoebus and Savino, respectively (the Bank and the Company are hereinafter referred to collectively as the Employers).

     The agreements provided for salary levels for Messrs. Phoebus and Savino which may be increased annually at the discretion of the Board of Directors and which currently are $109,411 and $82,000 for Mr. Phoebus and Mr. Savino, respectively. Both agreements also permit the officers to participate in any of the Employers' benefit plans generally available to other employees of the Employers. The agreements are subject to termination for just cause at any time. Cause is defined under the agreements as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or the issuance of a final cease-and-desist order by the Office of Thrift Supervision (OTS) or material breach of the agreement or if certain events occur as specified by OTS regulations.

     Mr. Phoebus' agreement also provides for severance payments in the event of an involuntary termination of employment in connection with a change in control of the Company, as defined. Under the agreement, a change in control shall be deemed to have occurred if, among other things, (i) any person, as defined, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election of each director, who was not a director at the beginning of the period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such severance payments must also be made in the event of a voluntary termination by Mr. Phoebus where the acquisition of control is opposed by the Company's then Board of Directors. Under any of these circumstances, Mr.
Phoebus is entitled to receive severance payments equal to three times the highest annual compensation paid to him for the prior five fiscal years.
Amounts may be paid under such circumstances, at his option, either in one lump sum within five days of his termination or in periodic payments over a 36-month period. If the employment of Mr. Phoebus was presently terminated pursuant to a change in control, he would be entitled to receive a severance payment amounting to approximately $351,000. The overall effect of such employment agreement may be to deter attempts to acquire HFC by increasing the cost of an acquisition to a potential acquiror.

     Neither of the agreements contain any provision restricting the right of the officers involved to compete against the Employers either upon termination of employment or at the expiration of the employment agreement.

Consulting Agreement

     In connection with the Bank's acquisition of Waynesboro Savings, Home Federal entered into a consulting agreement with William H. Gelbach, Jr., President and Chief Executive Officer of Waynesboro Savings. Under the terms of the consulting agreement, Mr. Gelbach was retained by the Bank as a consultant for a period of two years, or until October 28, 1990. Mr. Gelbach acted as a resource person for the marketing of the Bank's services and products and advised the Bank as needed on the institutional and business history of Waynesboro and the management and staff of the Bank's Waynesboro office. Mr. Gelbach was paid $5,000 per month in consideration for his services and, subsequent to October 28, 1990, will be paid $1,000 per month during his lifetime. The agreement prohibits Mr. Gelbach from engaging in any activity which competes with the business or activities of the Bank or its affiliates, and prohibits Mr. Gelbach from serving as a director, officer or in any other capacity with a financial institution or company that competes with the Bank or any of its affiliates.

Indebtedness of Management

     The Bank offers home mortgage, consumer and business loans to its officers, directors and employees. The mortgage loans are made for the financing of primary residences and the other loans are made for specified purposes. These loans are made in the ordinary course of business and, in the opinion of management, do not involve more than normal risk of collectibility or present other unfavorable features. Such loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons, except that loan origination fees and fees for credit reports and appraisals have in the past been reduced or waived for certain of these borrowers. In addition, consumer loans have in the past been made at preferred interest rates which are not below the Bank's current cost of funds and have in the past generally been made at approximately 1% under the market interest rate. Prior to the enactment of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (FIRREA), the preferred interest rates were made available to directors, officers and employees of the Bank so long as they continued in the employ of or service with the Bank.

     As a result of the enactment of FIRREA in August 1989, which applies
Section 22(h) of the Federal Reserve Act to savings associations such as Home Federal, any credit extended by the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties, and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

     In response to such legislation, the Bank adopted a policy that it will not make additional extensions of credit on a discount basis to its directors, officers or employees; however, loans previously made by the Bank to such persons remain in effect pursuant to their terms.

     The following table sets forth information with respect to all directors and executive officers of the Company and the Bank and their affiliates whose aggregate indebtedness exceeded $60,000 during the year ended December 31, 1994. Unless otherwise indicated, all of the mortgage loans set forth below are first lien mortgages secured by the primary residences of the respective individuals to whom the loans were made.

                                              Highest
                                              Principal
                                              Balance
                                              from         Unpaid     Annual
                                              January 1,   Balance    Interest
                                       Year   1994 to      at         Rate at
                           Type        Loan   December     December   December
Name and Position          of Loan     Made   31, 1994     31, 1994   31, 1994

Richard W. Phoebus, Sr.,   Mortgage    1994   $148,000     $147,845   5.750%(1)
  President and Chief      Time Note   1994   15,000       --         13.500%
  Executive Officer of     Line of
  the Companay and the       Credit    1984   --(2)        --         18.000
  Bank

Salvatore M. Savino,       Mortgage    1983   65,206       63,251     3.875(1)
Vice President and         Home
  Treasurer, Chief           Equity    1987   27,916       27,136     10.000(1)
  Financial Officer        Line of
  of the Company and         Credit    1984   1,105(3)     --         18.000
  Senior Vice
  President and
  Treasurer, Chief
  Financial Officer
  of the Bank

Howard V. Bowen,           Mortgage    1983   232,618      229,778    11.750%(1)
Director

_______________

(1) Adjustable rate loan.
(2) The line of credit has been extended for an amount not to exceed $5,000.
(3) The line of credit has been extended for an amount not to exceed $2,500.


            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed Smith Elliott Kearns & Company as independent auditors of the Company for the year ending December 31, 1995, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Smith Elliott Kearns & Company that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Smith Elliott Kearns & Company will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SMITH ELLIOTT KEARNS & COMPANY AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1995.

                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1996, must be received at the principal executive offices of the Company, 122-128 West Washington Street, Hagerstown, Maryland 21740, Attention: Celia S. Ausherman, Secretary, no later than December 1, 1995. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Company's proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return-receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.15 of the Company's Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting certain information set forth in the Company's Bylaws. No stockholder proposals were received by the Company in connection with the Annual Meeting.


                               ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1994 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Stockholders may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.


     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO CELIA S. AUSHERMAN, SECRETARY, HOME FEDERAL CORPORATION, 122-128 WEST WASHINGTON STREET, HAGERSTOWN, MARYLAND 21740. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                               OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. Each proxy solicited hereby confers discretionary authority upon the proxies to vote with respect to the approval of the minutes of the last annual meeting of stockholders, the election of any person as director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business matters as may properly come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                  By Order of the Board of Directors




                                  Richard W. Phoebus, Sr.
                                  President and Chief Executive Officer



April 1, 1995

                                 REVOCABLE PROXY
                            HOME FEDERAL CORPORATION

X PLEASE MARK VOTE
  AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF
       THE BOARD OF DIRECTORS

Annual Meeting of the Stockholders to be held April 25, 1995

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made theis proxy will be voted FOR Proposals 1 and 2.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

 THE BOARD OF DIRECTORS UNAMIOUSLY RECOMMENDS A VOTE FOR:

                                                For      Withheld     For All
                                                                      Except
1. Election of two directors for a five
   year term, as described in the
   Company's proxy statement.

            Richard W. Phoebus, Sr.       Salvatore M. Savino

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box "For All Except" and write that nominee's name in the space provided below.)

_______________________________________________________________________

                                                 For     Against      Abstain
2. To ratify the appointment of Smith
   Elliott Kearns & Company as the
   Company's independent auditors for
   the year ending December 31, 1995.

3. To transact such other business as may properly be brought before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may be brought before the meeting.


Please be sure to sign and date     Date
this Proxy in the box below.


Stockholder sign above      Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage paid envelope provided.

                        HOME FEDERAL CORPORATION

                          PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY